Exhibit 10.5


                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ("First Amendment") is entered into effective as of July 23, 1999 between Merham Partners, LLC, a Missouri Limited Liability Corporation, Landlord and Webster Audio Products, Inc., a Colorado Corporation, Tenant.

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties the Lease dated September 16, 1998, for the lease of the Premises known as Suite 3000, located at 6535 South Dayton Street, Greenwood Village, Colorado 80111.

     B. Landlord and Tenant desire to amend the Lease in accordance with the following provisions.

                                    AGREEMENT
                                    ---------

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, the parties agree as follows:

     1. Tenant. Web Audio & Radio Portal, Inc., a Colorado Corporation shall be added to the Lease as Tenant.

     2. Reaffirmation of Lease. Except as otherwise expressly modified herein, the terms of the Lease are hereby affirmed by Landlord and Tenant and such terms shall remain in full force and effect.

     3. Capitalized Terms. Unless otherwise defined herein, capitalized terms used in this First Amendment shall have the same meaning as defined in the Lease.

     4. Conflict. In the event of conflict between the terms of this First Amendment and the terms of the Lease, the terms of this First Amendment shall control.

The parties have executed this First Amendment as of the date first written above.


LANDLORD

        Merham Partners, LLC
        a Missouri Limited Liability Corporation

        By:  /s/  Daniel Bruce Strong
             -----------------------------------
             Name: Daniel Bruce Strong
             Title: Vice President


TENANT

        Webster Audio Products, Inc.
        a Colorado Corporation
        By:  /s/  John Sutton  7-23-99
             -------------------------
        Name: John Sutton
        Title: Principle


TENANT

        Web Audio & Radio Portal, Inc.
        a Colorado Corporation

        By: /s/ Denise Sutton
            --------------------------
        Name: Denise Sutton
       Title: CEO

                            SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE ("Second Amendment') is entered into effective as of July 30 1999 between Merham Partners, LLC, a Missouri Limited Liability Corporation, Landlord and Webster Audio Products, Inc., a Colorado Corporation and Web Audio & Radio Portal, Inc., a Colorado Corporation, Tenant.

                                    RECITALS
                                    --------

     A. Landlord and Tenant are parties the Lease dated September 16, 1998 and it's First Amendment dated July 23, 1999, for the lease of the Premises known as Suite 3000, located at 6535 South Dayton Street, Greenwood Village, Colorado 80111.

     B. Landlord and Tenant desire to amend the Lease in accordance with the following provisions.

                                    AGREEMENT
                                    ---------

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, the parties agree as follows:

     1. Expansion Premises. The Premises shall be expanded (~Expansion Premises") pursuant to Exhibit A, attached, to include the Expansion Premises located at 6535 South Dayton Street, Suite 3675, Greenwood village, Colorado 80111.

     2. Base Rent. Pursuant to paragraph 3.1 of the Lease, base Rent Shall be paid according to the schedule below:

        Lease Year              Monthly Payment         Sub Total

        9/1/99 -- 10/31/99        $5,671.00            $11,342.00
        11/1/99 -- 10/31/00       $5,671.00            $68,052.00
        11/1/00 -- 10/31/01       $5,761.00            $69,132.00

     3. Security Deposit. Pursuant to paragraph 7.1 of the Lease, Security for Performance of Lease, the amount shall be increased to five thousand, seven hundred sixty-one dollars ($5,761.00), with two thousand, one hundred forty-nine dollars ($2,149.00) being carried forward from the Lease.

     3. Telephone Lines. Landlord shall grant to Tenant, subject to availability, a maximum of eight (8) additional pairs of telephone wire, for use through the Term.

     4. Reaffirmation of Lease. Except as otherwise expressly modified herein, the terms of the Lease are hereby affirmed by Landlord and Tenant and such terms shall remain in full force and effect.

     5. Capitalized Terms. Unless otherwise defined herein, capitalized terms used in this Second Amendment shall have the same meaning as defined in the Lease.

     6. Conflict. In the event of conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment shall control.

The parties have executed this Second Amendment as of the date first written above.


LANDLORD

        Merham Partners, LLC
        a Missouri Limited Liability Corporation

        By: /s/  Daniel Bruce Strong
            -----------------------------------
            Name:  Daniel Bruce Strong
            Title:  Vice President

TENANT

        Webster Audio Products, Inc.
        a Colorado Corporation

        By:  /s/  John Sutton   8-2-99
             ------------------------
        Name:  John Sutton
        Title:  Principle

        Web Audio & Radio Portal, Inc.
        a   Colorado Corporation

        By:  /s/  Denise Sutton  8-2-99
             --------------------------
        Name: Denise Sutton
        Title: CEO


                       Rules and Regulations

It is further agreed that the following Rules and Regulations shall be and are hereby made a part of this Lease and Tenant agrees that Tenant and it's agents, servants, employees, invitees, licenses, visitors and/or any other persons entering the Building under the express or implied invitation of Tenant or any others permitted by Tenant to occupy or enter the Building and Premises (collectively referred to herein as "Tenant's Associates"), will at all times abide by said Rules and Regulations, to wit:

1. Landlord reserves the right to refuse admittance to the Building at any time other than between the hours of 7:00 a.m. 7:00 p.m. Monday through Friday and 9:00 a.m. Saturday to any person not producing both a key to the Leased Premises and/or a pass issued by Landlord. in case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

2. For the purpose of providing utilities and services, the Building hours of operation are from 7:00 a.m. to 7:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. Saturday, except legal holidays.

3. Landlord will furnish to each Tenant two (2) keys to each entry door lock to the Premises and the toilet rooms, if locked by Landlord and two (2) Building keys. Tenant and Tenants Associates shall not have any duplicate keys made. Landlord may make a reasonable charge for any additional keys and/or access cards requested by Tenant. Tenant shall not alter any lock end no locksmith services may be performed or new or additional locks or bolts installed on any door, without the prior written consent of Landlord. If a lock alteration or installment is made, the new lock must accept the master key for the Building or Tenant must provide Landlord with duplicate pass keys for all such locks and bolts. Tenant, upon the expiration or termination of its Lease, shall deliver to Landlord all keys and access cards in Tenant a possession, for all locks and bolts to the Building and Premises.

4. Tenant shall insure that all entry doors of the Premises are closed and locked and observe strict care and caution that all water faucets and apparatus are entirely shut off before Tenant or Tenant's Associates leave the Building. All electricity shall likewise be shut off. All expenses, damages or injuries resulting from the violation of this rule shall be born by the Tenant who, or whose Tenant's Associates era found to be negligent under this rule.

5. The sidewalks, entries, corridors, stairways, and elevators of the Building and/or Common Areas shall be kept clear of debris end trash and not be obstructed by Tenant or Tenants Associates, or used for storage or any purpose other than ingress and egress to and from the Premises, it being understood and agreed that such access may be obtained only via the elevators, if applicable, in the lobby of the Building. No furniture shall be placed in, on, or about the exterior or common areas of the Building or in any lobby or corridor or used for storage or as a waiting or lounging place by Tenant or Tenant's Associates, without the prior written consent of Landlord. Landlord shell have the right to remove all non-permitted items, without notice to Tenant, at the expense of Tenant.

6. The landscaped grounds and common areas adjacent to the Building shall be used for the enjoyment of Tenant and Tenant's Associates without restriction, so long as such parties conduct themselves in a manner so as not to disturb, destroy, or litter said grounds and common areas. All parties using the grounds and common areas shall comply with all laws and ordinances of federal, state and local authorities and these Rules and Regulations.

7. Furniture, equipment, or supplies will be moved in or out of the Building only upon the elevator, if applicable, designated by Landlord, and then only during such hours and in such manner as may be prescribed by Landlord. The Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilities end elevator, if applicable, designated by Landlord. All damage done to the Building or it's equipment by Tenant or it's jobbers during the delivery or removal of such items, or by reason of theIr presence in the Building, shall be paid for upon demand, to the Landlord, by the Tenant, through or under whom the damage was done. There shall not be used in any space or in the common halls of the Building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand-trucks, except those equipped with rubber tires.

8. No safe or article, the weight of which may in the opinion of Landlord, constitute a hazard or damage to the Building or it's equipment, shall be moved into the Premises, Safes or other equipment, the weight of which is not excessive, shall be moved into, from, or about the Building only during such hours and in such manner as shall be prescrIbed by Landlord, and Landlord shall have the right to designate the location of such articles in the Premises.

9. Tenant shall not do or permit anything to be done in the Premises or bring or keep anything therein which would In any way increase the rate of hazard or liability insurance on the Building or on personal property kept therein, constitute a nuisance or waste, obstruct or interfere with the rights of other tenants or in any way injure or annoy other tenants, or conflict with the laws relating to fire safety or with any regulations of the fire department, fire insurance underwriters or with any insurance policy upon the Building or any pert thereof, or conflict with any of the rules or ordinances of the department of health in the jurisdiction where the Building is located.

10. Tenant shall not use any portion of the Premises for the storage of merchandise for sale to the general public, or for the selling or display of any goods, items or merchandise, either at wholesale or retail.

11. Canvassing, soliciting, peddling, distribution of hand bills or other written material in or about the Building and common Areas is prohibited. Tenant shall cooperate with Landlord in prevention and summation of same.

12. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning or taking care of the Premises without the prior written consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage done to Tenant's furniture or equipment by the janitor or any of the janitor's staff, or by any other person or parsons whomsoever. The janitor of the Building may at all times keep a passkey and other agents of Landlord shall at all time be allowed admittance to the PremIses. No Tenant shall cause any unnecessary labor by reason of such Tenants carelessness or indifference In the preservation of good order and cleanliness of the Leased Premises. In the event Tenant must dispose of crates, boxes. etc., which will not fit into office waste paper baskets, it with be the responsibility of Tenant, at Tenant's expense, to dispose of same. No trash may be placed in the common areas of the Building.

13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for those for which they were constructed or intended. No clogging objects or damaging substances and no sweepings, rubbish, chemicals or other inappropriate or unsuitable substances or objects shall be thrown, placed or disposed of therein. Water shall not be wasted by tying back or wedging the faucets in any other manner. All costs of any flooding damages, breakage or stoppage resuiting from the violation of this rule shall be born by the Tenant who, or who's Tenant's Associates are found to be negligent under this rule.

14. Tenant and Tenant's Associates shall not disturb other tenants of the Building, Premises or adjoining buildings by the use of any radio, sound equipment, or musical instrument or by the making of loud or Improper noises. Tenant shall not permit the operation of any musical or sound producing instruments or devices which may be heard outside the Premises, Building or parking faculty, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

15. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut or drill into, drive nails or screws into, or in any way deface the wells, ceilings, partitions or floors of the Premises or of the Building. Any defacement, damage or injury caused by Tenant or Tenant's Associates, shall be paid for by Tenant.

16. No sign, advertisement, or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord in writing, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A directory in a conspicuous place, with names of tenants, not to exceed one (1) name par one thousand (1,000) rentable square feet of space contained in the respective premises, will be provided by Landlord. Any revision in the directory will be made by Landlord at Tenant's expense within a reasonable time after notice from Tenant, in writing, of the specifications of the revision. Landlord shall have the right to remove all non-permitted signs, without notice to Tenant, at the expense of Tenant.

17. Tenant shall not allow anything to be placed on the outside of the Building nor shall anything be thrown by Tenant or Tenant's Associates out of the windows or doors, or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. Tenant, except In case of fire or other emergency, shall not open any outside window.

18. No window shades, blinds, screens, draperies, or other window coverings wIll be attached or detached by Tenant without Landlord's prior written consent. Tenant egress to abide by Landlord's rules with respect to maintaining uniform curtains, draperies, and linings or blinds at all windows and hallways. The walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the BuIlding shall not be covered or obstructed by Tenant.

19. Tenant and Tenant's Associates shall not go upon the roof of the Building, install any radio or television antennae or any other device or item on the roof, exterior walls, windows or window sills of the Building, place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building

20. No signaling, telegraphic, or telephonic instruments or devices, or other wires, instruments or devices, other than phone outlets normally provided by Landlord as part of the Lease, shall be installed in connection with any Premises without the prior written approval of Landlord, if Tenant desires telegraphic, telephonic or other electrical connections, Landlord or it's agents will direct the electricians as to where and how wiring may be introduced, without such directions, no boring or cutting of wires will be permitted. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of Tenant and under the control and direction of Landlord. Landlord retains in all cases the right to require (a) Installation and use of such electrical protection devices that prevent the transmission of excessive currents of electricity into or through the Building, (b) the changing of wires and of their installation and arrangements underground or otherwise as Landlord may direct, and (c) compliance on the part of sit using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the distribution boards, chases and junction boxes and elsewhere In the Building as directed by Landlord, with the suits number of the Premises to which said wires lead, the purpose for which said wires are used, and the name of the company operating same. Tenant shall pay all engineering, consulting and design costs incurred by Landlord, attributable to Tenant's requested alterations and shall pay to obtain all necessary governmental permits and certificates required for any alterations to which Landlord has consented end shall cause all such alterations to be completed in compliance therewith and with all applicable requirements of Landlord's insurance carrier. Landlords consent to or approval of any alterations shall create no responsibility on the part of the Landlord for their design, sufficiency or compliance with any laws, rule or regulations of governmental agencies or authorities.

21. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises. Tenant shell not store or use oil, gas and inflammable or explosive liquids, gases or substances for heating, lighting, or any other purpose expressly prohibited. Explosives, articles or substances deemed hazardous or offensively odoriferous, shall not be brought into the Building. The term ("Hazardous Substances") shall mean: (a) Hazardous Substances as defined in the "Comprehensive Environmental Response, Compensation and Liability Act, as from time to time amended, (b) or, 'POBs" as defined in 43 C.F.R. 761, et. seq. and 'TCDD' as defined in 43 C.F.R. 775, et. seq., or, in either case, analogous regulations promulgated under the 'Toxic Substances Control Act', from time to time amended, (c) 'asbestos' as defined in '29 C.F.R. 1910.1001', et. seq., or analogous regulations promulgated under the 'Occupational Health and Safety Act of 1970, as from time to time amended, (d) oil and petroleum based products; (5) 'hazardous wastes' as defined in 'Resource Conservation and Recovery Act', as from time to time amended; and (f) any other substances identified as hazardous or toxic or otherwise regulated under any of said statutes or regulations or under any other federal, slate or local laws or regulations. Tenant covenants with Landlord to generate and store hazardous substances (as defined above) at the Premises only in amounts as are incident to and necessary for the normal operation of Tenant's business as permitted by this Lease, to comply with all obligations imposed by applicable law upon the generation, storage and disposal of hazardous substances, to prohibit any generation, storage or disposal of hazardous substances at the Premises except as permitted above, to deliver promptly to Landlord true and complete copies of all notices received by Tenant from any govenmental authority with respect to the generation, storage or disposal by Tenant of hazardous substances, to notify Landlord of any spills or accidents involving a hazardous substance and to permit reasonable entry onto the Premises by Landlord for verification of Tenant's compliance with this covenant. Tenant also agrees to indemnity and defend Landlord with legal counsel (reasonably acceptable to Landlord) from and against any costs, fees or expenses (including, without limitation, clean-up expenses, third party claims and environmental impairment expenses and reasonable attorneys fees and expenses) incurred by Landlord in connection with Tenant's generation, storage or disposal of hazardous substances. This indemnification by Tenant shall survive termination or expiration of this Lease.

22. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, Legal Holidays, or outside of regular working hours, Tenant shall pay for the extra cost thereof.

23. During the entire Term of this Lease, Tenant shall, at Tenant's expense, install and maintain under each and every caster chair, a chair pad to protect the carpeting.

24. Smoking is not permitted in the Building, at its entrances, doorways or grounds except in areas designated by Landlord, if any.

25. No cooking shall be done or permitted by Tenant on Premises, except that the use by any Tenant of Underwriters Laboratory approved equipment, for brewing coffee, tea and similar beverages for the use of by Tenant and of similarly approved microwave ovens snail be permitted, provided trial such cooking produces no offensive odors, in the sole determination of Landlord.

26. Premises shall not be used for lodging or for any improper, objectionable or immoral purpose.

27. No animals shall be allowed in the Building, Premises or Buildings common areas.

26. Should Premises or Building become Infested with vermin, as a result of Tenant's activities, Tenant, at its sole cost end expense, shall cause the Premises and/or Building to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators as shall be approved by Landlord.

29. Tenant shall at all times comply with all Building security and life safety procedures as may from time to time be implemented by Landlord.

30. Bicycles motorcycles or other vehicles shall not be permitted in the Building, Premises or Building elevators and common areas, nor shall an obstruction of sidewalks or entrances of the Building be permitted. Bicycles motorcycles or vehicles other than automobiles shall be permitted to perk only in areas designated by Landlord.

31. Parking is provided for the non-exclusive use of tenants. Parking is not allowed in covered parking areas or any areas specifically designated or leased for the exclusive use of others. Only passenger vehicles are allowed in or on Building's parking areas. No trucks or equipment are allowed to park. No overnight or extended parking is allowed without the written permission of the Landlord. Tenant agrees not to overburden the parking facilities and agrees that Landlord in if a sole discretion shall determine whether parking facilities are becoming overburdened and, in such event, reserves the right lo allocate Specific parking spaces among tenants or to take any other steps necessary to correct such condition. Landlord reserves the right to police the parking areas and have vehicles towed at their owner's expense. Landlord shall be entitled to charge the portion of the costs associated with reconfiguring the Building's parking areas to any tenant or tenants which Landlord shall reasonably determine to be overburdening the Building's parking areas, by failure of tenant and to use the parking in compliance with the Lease and these Rules and Regulations. Landlord may, at ifs discretion, change the location and nature of the reserved and non-reserved parking spaces syllable to tenants.

32. Tenant shall give Landlord prompt notice of all accidents to, or defects in, HVAC equipment, plumbing, electrical facilities, or any pert or appurtenances of the Building or Premises, or common areas.

33. Landlord reserves the right to make reasonable amendments, modifications, additions and deletions to the Rules and Regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlords sole judgment may from time to time be needed for the safety, care, cleanliness, and the preservation of good order of the Building Premises and Common Areas. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any rules and regulations herein set forth or any amendments modifications, or additions thereto, Landlord shall have all remedies in this Lease provided for in the event of default by Tenant.

                                      LEASE
                                    CONTENTS

                              MERHAM PARTNERS, LLC.
                    A Missouri Limited Liability Corporation
                                  (as Landlord)

                                       and

                          WEBSTER AUDIO PRODUCTS, INC.
                             A Colorado Corporation
                                   (as Tenant)


Paragraph.
 1.1          Premises
 2.1          Term
 3.1          Rent
 4.1          Late Charges
 5.1          Additional Rent
 6.1          Operating Expenses
 7.1          Security for Performance of Lease
 8.1          Improvement and Finish
 9.1          Possession
10.1          Acceptance of Premises
11.1          Use
12.1          Services
13.1          Use of Electricity
14.1          Alterations
15.1          Tenant Repairs
16.1          Trade and Other Fixtures
17.1          Lien Protection
18.1          Insurance
19.1          Waiver of Subrogation
20.1          Casualty Damage
21.1          Eminent Domain
22.1          Indemnification and Waiver of Certain Claims
23.1          Right of Entry
24.1          Surrender of Premises
25.1          Default by Tenant
26.1          Remedies of Landlord
27.1          Landlord's Right to Cure Tenant's Default
28.1          Assignment and Sublease
29.1          Subordination, Estopple Letter and Attornment
30.1          Quiet Enjoyment
31.1          Holding Over
32.1          Substitute Premises
33.1          Notices
34.1          Definition of Landlord
35.1          Waiver
36.1          Successor
37.1          Corporate Resolution
38.1          Enforcement of Lease - Attorney's Fees
39.1          Invalidity of Particular Provisions
40.1          Miscellaneous
41.1          Paragraph Headings
42.1          Governing Law
43.1          Time
44.1          Recording of Lease
45.1          Exculpation
46.1          Brokers
47.1          Entire Agreement
48.1          Exhibits

5.2 The term, ("Tenant's Pro Rata Share") means the ratio of the net rentable square feet of floor space of the Premises to the total net rentable square feet of floor space in the Building and is agreed to be five and forty nine hundredths percent (5.49%).

5.3 Landlord shall provide to Tenant a Statement of Tenant's projected Pro Rata Share of Operating Expenses at the beginning of the second quarter of the calendar year, and Tenant shall pay the entire amount due and owing in twelve
(12) equal monthly installments, the first payment shall include the monthly installments from the previous months of the calendar year, together with the Base Rent payments, to the Landlord's Address of Notice. In the event Tenant's Pro Rata Share of the actual Operating Expenses for such calendar year shall exceed the aggregate of the projected Operating Expenses installments actually collected by the Landlord from Tenant, Tenant shall pay to Landlord within thirty (30) days following Tenant's receipt of a statement, the amount of such excess. However, if Tenant's Pro Rata Share of the actual Operating Expenses for such calendar year is less than the aggregate of the projected Operating Expenses installments actually collected by Landlord from Tenant, Landlord shall rebate as reduced Additional Rent or Base Rent, to Tenant, the amount of the overpayment of the projected Operating Expenses installments on a pro rata basis for the balance of the calendar year or Lease. If the expiration or termination of this Lease occurs other than on the last day of a calendar year. the amount to be paid by Tenant or reimbursed to Tenant hereunder shall be a pro rata amount, paid or rebated monthly, based on the ratio of the number of days of the Term of this Lease in such last Calendar year to 365 days.

5.4 The obligation of Tenant for the payment of Base Rent and Additional Rent shall survive the termination of this Lease. Failure or delay of Landlord in connection with this paragraph shall not constitute a waiver or renunciation of its rights therein.

Operating Expenses.

6.1 For the purpose of this Lease, Operating Expenses shall mean the total amounts incurred or paid by Landlord in connection with the ownership, management, maintenance, repair, replacement and operation of the Building. Such expenses shall include, but shall not be limited to: janitorial and cleaning contracts; cleaning supplies and equipment; all management costs; heating and air conditioning; electricity (other than additional electricity supplied to and paid by individual tenants); maintenance or repair of the exterior and interior of the Building including the roof and parking surface; insurance premiums; landscaping services; leasing or amortization of capital improvements made to the Building after the date of the execution of this Lease that reduce the operating or energy expenses, improve life safety or security systems, or are required under any govenmental law or regulation that was not applicable at the time the Building was constructed, such cost to be amortized over such reasonable period as determined at Landlord's sole discretion, together with interest on the unamortized balance at a rate equal to twelve percent (12%) per annum at the time such capital improvement is put into service; and taxes. Taxes, for the purposes of this paragraph, shall mean: personal property taxes on property and equipment used in the operation and maintenance of the Building; all real estate taxes including state equalization factor, if any, payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties or discounts, on the property; any taxes which shall be levied in lieu of any such taxes on the gross rentals of the Building; any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined; and the expense of contesting the amount or validity of any such taxes, charges, or assessments, including tax consultant fees, such expense to be applicable to the period of the item contested.

Security for Performance of Lease.

7.1 Tenant, concurrently with the execution of this Lease shall deposit with Landlord and will keep on deposit at all times during the Term of this Lease, the sum of two thousand, one hundred forty nine dollars ($2,149.00), three hundred forty five dollars seventy five cents (345.75) being carried forward from Tenant's previous leasehold at 6635 South Dayton Street, Suite 290, Greenwood Village, Colorado 80111, as security for the payment by Tenant of all rent and other amounts herein agreed to be paid and for the faithful performance of all the terms, conditions and covenants of this Lease. If at any time during the Term of this Lease, Tenant shall be in default in the performance of any provision of this Lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any rent or other amounts in default as aforesaid, reimbursement of any expense incurred by Landlord, and in payment of any damages incurred by Landlord by reason of Tenant default. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount, in cash, to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized for such purposes, shall be refunded to Tenant, or to whomever is then the holder of Tenant's interest in this Lease, without interest, upon full performance of this Lease by Tenant. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Premises in the event such interest be sold and thereupon, Landlord shall be discharged from further liability with respect to such deposit. If claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such claims.

7.2 To secure the payment of all Base Rent and Additional Rent due and to become due hereunder and the faithful performance of all the other covenants of this Lease required to be performed by Tenant, Tenant hereby gives to Landlord an express contract lien (a "Lien for Rent") on and security interest in and to all of Tenant's furniture, equipment, computers, programs, supplies and materials which may be placed in the Premises and also upon all proceeds to any insurance which may accrue to Tenant by reason of damage to, or destruction of any such property. All exemption laws are hereby waived by Tenant. This Lien is given in addition to any statutory lien which may exist and shall be cumulative thereto. This Lien may be foreclosed with or without court proceedings or notice, by public or private sale and Landlord shall have the right to become purchaser, upon being the highest bidder at such sale. Upon request of Landlord, Tenant agrees to execute a Uniform Commercial Code financial statement relating to the aforesaid security interest. If requested hereafter by Tenant, Landlord shall also execute and deliver to Tenant Uniform Commercial Code Financing Statement change instruments in sufficient form to reflect any proper amendment or modification in or extension of the aforesaid contract lien and security interest herein granted. Tenant shall, in addition to all of its rights hereunder, also have all of the rights and remedies of a security party under the Uniform Commercial Code as adopted in Colorado.

Improvements and Finish.

8.1 Landlord shall construct and finish the interior of the Premises pursuant to the Tenant Finish Allowance, attached hereto as Exhibit"D", and the Plans and Specifications mutually approved in writing by Landlord and Tenant, attached hereto as Exhibit"E". Any work in addition to any of the items specifically enumerated in the Plans and Specifications shall be performed by Tenant at Tenant's cost and expense. Any equipment or work other than those items specifically enumerated in Plans and Specifications which Landlord installs or constructs on the Premises on Tenant's behalf shall be paid for by Tenant within fifteen (15) days after receipt of a statement thereof. Any additional work requested by Tenant shall be commenced only if approved by written change orders signed by both Landlord and Tenant.

Possession.

9.1 If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Commencement Date set forth in paragraph 2.1,this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. In such event, the rent as set forth herein shall not commence until possession of the Premises is made available to Tenant. If the Premises are ready for occupancy prior to the Commencement Date set forth in paragraph 2.1, and Tenant takes early occupancy, the Term of the Lease shall commence on such occupancy date and shall continue through the ending date set forth in paragraph 2.1, and Tenant shall pay rental for such early period of occupancy at a rate proportionate to the rental reserved herein during the first Lease Year.

9.2 Possession of the Premises shall be deemed delivered when tendered for occupancy and the tenant improvements, agreed to between Landlord and Tenant, have been substantially completed. Tenant agrees to take possession upon substantial completion. If only minor or insubstantial details of construction, decoration, or mechanical adjustments remain to be completed on the Premises, then the commencement of the Term of the Lease shall not be delayed and the payment of rent under the Lease will commence on the Commencement Date set forth in the Lease regardless of any contrary provisions of the Lease, If a delay in substantial completion shall be due to special work, changes, alternations, or additions to the Premises required by or made by Tenant; or if such delay is due to Tenant's delay or default in submitting plans, supplying information, approving plans or specifications, or authorizing changes or otherwise; or if such delay is caused by any other delay or default of Tenant, then the Premises shall be deemed substantially complete and ready for occupancy on the Commencement Date.

Acceptance of Premises.

10.1 By occupying the Premises, Tenant accepts the same and acknowledges that the Premises are in the condition called for hereunder, unless Tenant furnishes Landlord with a notice in writing specifying any defect in the Premises within ten (10) days after taking possession thereof.

Use.

11.1 Tenant will occupy the Premises for general business offices or radio production studio and for no other purpose. Tenant will not use or permit in the premises anything that will increase the rate of fire insurance thereon or which would prevent Landlord from obtaining reduced rates for long term insurance policies, or maintain anything that may be dangerous to life or limb, or in any manner, deface, injure or commit waste in, on, or about said Building or any portion thereof, or overload the floors, or permit any objectionable noise or odor to escape or be emitted from said Premises, or permit anything to be done upon the Premises in any way tending to create a nuisance or to disturb any other tenants of the Building, or to injure the reputation of the Building or to use or permit the use of the Premises for lodging or sleeping purposes, or for any immoral or illegal purposes. Tenant will comply, at Tenant's own cost and expense, with all orders, notices, regulations or requirements of any municipality, state or other governmental authority respecting the use of the Premises.

Services.

12.1 Landlord shall furnish elevator service, adequate water, heating ventilating and air conditioning ("HVAC") and janitorial services during normal business hours as set forth in the Rules and Regulations, paragraph 1., attached hereto as Exhibit "B". Such HVAC shall be furnished in accordance with said rules and regulations. The business hours may be changed to other reasonable hours, as prescribed by any applicable policies or regulations adopted by any utility or govenmental agency having jurisdiction. Except in the event of force majure. Building hours shall be no less than 7:00 a.m. to 7:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. Saturday, except legal holidays. Landlord shall not be liable for the stoppage or interruption of any said services or utilities caused by riots, invasion, strikes, labor disputes, accidents, necessary repairs or any conditions beyond Landlord's control. Landlord shall reasonably determine as to the amount and kind of services and utilities to be provided under the provisions hereof, and any additional services or utilities required by Tenant shall be at Tenant's sole cost and expense. Tenant agrees not to connect to or alter any utilities or equipment provided by Landlord without obtaining Landlord's prior written consent.

Use of Electricity.

13.1 Tenant's use of electricity in the Premises shall be for the operation of Building standard lighting, electrical fixtures, typewriters, personal computers, other small office machines, lamps and radio studio equipment and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or serving the Premises.

13.2 In order to ensure that such capacity is not exceeded and to avert possible adverse effect on the Building's electrical service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, appliance or equipment (other than normal office electrical fixtures and copying machinery, lamps, typewriters, and similar small office machines and radio studio equipment) to the Building's electric system of the Premises existing at the commencement of the Term hereof. If Landlord grants such consent, the cost of all additional risers and other equipment required therefore shall be paid as Additional Rent by Tenant to Landlord upon demand. Furthermore, Tenant shall pay on demand as Additional Rent to Landlord the cost of any electric current or other energy used and consumed by Tenant for any other purpose. including, without limitation, the operation of heavy duty accounting equipment, copy equipment and computer equipment.

Alterations.

14.1 Tenant will make no alterations in, or additions to, the Premises without obtaining the prior written consent of Landlord. Landlord may impose such conditions on its consent as Landlord deems appropriate.

Tenant Repair.

15.1 If any of the elevators, or other apparatus, or elements of the Building used for the purpose of climate control or operating the elevators, or if the water pipes, drainage pipes, electric lighting of the Premises or outside walls of the Building or parking facilities of Landlord become damaged or destroyed through the negligence, carelessness or misuse of Tenant and it's agents, servants, employees, invitees, licenses, visitors and/or any other persons entering the Building under the express or implied invitation of Tenant or any others permitted by Tenant to occupy or enter the Building and Premises (collectively referred to herein as "Tenant's Associates") then the cost of the necessary repairs, replacements or alterations shall be borne by Tenant, who shall pay the same on demand to Landlord as Additional Rent.

15.2 Tenant shall keep the Premises in as good order, condition and repair as when they were entered upon, loss by fire (unless caused by the negligence of Tenant or Tenant's Associates), ordinary wear and tear excepted. If Tenant fails to keep the Premises in such good order, condition and repair as required hereunder to the reasonable satisfaction of Landlord, as soon as reasonably possible after written demand, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Landlord and upon completion thereof, Tenant shall pay to Landlord, as additional rent, upon demand, the cost of restoring the Premises to such good order and condition.

Trade and Other Fixtures.

16.1 Any and all installations, alterations, changes, additions, partitions, fixtures or improvements to the Premises, other than Tenant's trade fixtures, including, but not limiting the generality of the foregoing, all fixtures, lighting fixtures, cooling equipment, built-ins, partitions, wail coverings, tile, linoleum and power wiring shall be the property of the Landlord upon any termination of this Lease. Notwithstanding anything herein contained, Landlord shall be under no obligation to repair, maintain, or insure such Installation, changes, alterations, additions, partitions, fixtures, or improvements made or installed by or on behalf of Tenant. Upon termination of the Lease, or within thirty (30) days thereof, Landlord, at its sole discretion, may remove all installations or alterations made by or on behalf of Tenant pursuant to this paragraph and Landlord may elect to have the Premises restored to their original condition, ordinary wear and tear expected. Tenant agrees to pay to Landlord all costs and expenses of such removal and restorations within five (5) days of receipt from Landlord of notice of said expenses or costs incurred. The obligation to pay such expenses or costs shall survive the termination of the Lease.

Lien Protection.

17.1 Tenant agrees that at no time during the Term of this Lease will Tenant permit a lien or encumbrance of any kind or nature to come into existence against the Premises or the Building. If at any time a lien or encumbrance is filed against the Premises, Tenant agrees it will deposit with Landlord. in cash, an amount equal to one hundred fifty percent (150%) of the amount of the lien and shall leave the same on deposit with Landlord until said lien is discharged. Landlord shall have the option, but not the responsibility, to satisfy any such lien or encumbrance, and if Landlord pays any such lien or encumbrance, Tenant shall pay to Landlord as Additional Rent, the amount of such payment on the next following day when monthly installments of rent are due hereunder. If Landlord satisfies any such lien or encumbrance, it may make such payment without inquiry into the accuracy of the amount of such lien or encumbrance or the validity of the lien or encumbrance.

Insurance.

18.1 In addition to Tenant's obligation to pay its Pro Rata Share of the cost of insurance pursuant to paragraph 6.1 hereof, Tenant shall pay all premiums due in connection with the insurance Tenant is required to carry under the terms of this Lease and shall furnish Landlord with copies of Certificate of Insurance evidencing the payment thereof. All such policies shall be written with companies satisfactory to the Landlord and authorized to do business in the State of Colorado. Landlord shall not unreasonably withhold it's consent to the placement of insurance with companies proposed by Tenant, so long as the proposed companies have a rating of at least B XIII in the 'Best's Key Rating Guide'.

18.2 During the Term of this Lease, Tenant shall keep the Premises Insured for the protection of Landlord and Landlord's assignees who shall be so named as additional insured in any such policies, by maintaining bodily injury and property damage insurance including blanket contractual liability broad form property damage, completed operations products commercial general liability form. Such insurance shall be written on a combined single limit basis in an amount of not less than One Million Dollars ($1,000,000.00) and such higher limits as the Landlord may reasonably require from time to time. Tenant shall maintain at its sole cost and expense, any other form or forms of insurance in amounts and for such risks as Landlord may reasonably require from time to time including but not limited to, insurance for the full replacement cost of Tenant's personal property and fixtures located on the Premises on an open perils basis insuring against "all risks of direct physical loss." Workman's Compensation Insurance as required by statute including employers liability insurance in the limits of $100,000/$500,000/$100,000. All policies of insurance required shall name Landlord as additional insured and Tenant as insureds and provide that the proceeds of such insurance shall be payable to Landlord and Tenant, as their interests may appear. Tenant shall deliver to Landlord not more than thirty (30) days after execution of this Lease and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage which shall expressly provide that at least thirty
(30) days prior written notice shall be given to Landlord in the event of a material alteration or cancellation of the coverage.

18.3 If Tenant shall at any time fail, neglect, or refuse to provide and maintain such insurance, Landlord shall have the option, but shall not be required, to pay for such insurance and any amounts paid therefore by Landlord shall be deemed additional rent due Landlord and shall be paid by Tenant to Landlord at the next rental payment date after any such payment, with interest thereon at the rate of eighteen percent (18%) per annum from the time that such insurance is obtained.

18.4 Tenant agrees to pay any increase in premiums of insurance carried by Landlord if, in the reasonable determination of Landlord, such increase is reasonably and directly related or caused by Tenant's use of the Premises.

Waiver of Subrogation.

19.1 Notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby mutually waive and release their respective rights of recovery against each other for (a) any loss on its property actually insured against by "all risk of direct physical lOss" insurance coverage, said waiver and release shall not apply to any deductible amount relating to such a claim; and (b) all loss, cost, damage or expense arising out of or due to any interruption of business (regardless of the cause thereof), increased or additional costs of operation of business or other costs or expenses whether similar or dissimilar which are actually insured against under business interruption insurance, said waiver and release shall not apply to any deductible amount relating to such claim. Each party shall apply to their insurers to obtain said waivers and obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver, and shall bear the cost thereof.

Casualty Damage.

20.1 In the event of fire or other casualty, against which Landlord is insured, and which is not caused by the negligence of Tenant, Base Rent shall abate in the proportion that the unusable portion of the Premises as reasonably determined by Landlord is to the total area of the Premises, until the Premises are rebuilt and upon receipt by Landlord of such insurance proceeds. Landlord agrees that it will with reasonable diligence, repair the Premises, unless Tenant is obligated to repair under the terms hereof, or unless this Lease is terminated as hereinafter provided, subject to the provisions of paragraphs 20.2 and 20.3.

20.2 If the Premises are damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of Landlord, the Premises cannot be rebuilt or made fit for the purposes of Tenant within one hundred twenty (120) days of the damage or destruction, Tenant at its option may terminate this Lease upon 30 days written notice, or Landlord, instead of rebuilding or making the Premises fit for Tenant, may at its option terminate this Lease by giving Tenant within sixty (60) days after such damage and destruction, written notice of termination, and thereupon rent and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and Tenant shall immediately deliver up possession of the Premises to Landlord provided, however, that those provisions of this Lease which are designated to cover matters of termination and thereafter, shall survive the termination hereof.

20.3 Irrespective of whether the Premises are damaged or destroyed, in the event that fifty percent (50%) or more of the area in the Building is damaged or destroyed by any cause whatsoever, and if. in the reasonable opinion of Landlord, the said area cannot be rebuilt or made fit for the purpose of the tenants of such space within one hundred eighty (180) days after the damage or destruction, Tenant at its option may terminate this Lease upon 30 days written notice, or Landlord may at its option terminate this Lease by giving to Tenant within sixty (60) days after such damage, written notice of termination requiring it to vacate the Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payments shall be apportioned and paid to the date on which possession is relinquished and Tenant shall deliver up possession of the Premises to Landlord in accordance with such notice or termination.

Eminent Domain.

21.1 If the Premises or a substantial part thereof, shall be taken in eminent domain, or conveyed under threat of condemnation proceedings, then this Lease shall forthwith terminate and end upon the taking hereof as if the original Term provided in said Lease expired at the time of such taking. If only such part or portion of the Premises is taken which would not substantially and materially interfere with or adversely affect the business of the Tenant conducted at the Premises; then Landlord, at Landlord's option to be exercised in writing within thirty (30) days after the taking thereof, may repair, rebuild or restore the Premises, and this Lease shall continue in effect. If, however, because of such taking, the Premises should be rendered untenantable or partially untenantable, then the rents, or a portion thereof, shall abate until the Premises shall have been restored.

21.2 In the event that an award is made for taking of such property and parcels of the Premises or the Building in condemnation proceedings, Landlord shall be entitled to receive and retain the amounts awarded or paid for such taking or conveyance; provided, however, that Tenant shall be entitled to receive and retain such amounts as are specifically awarded to it in such proceedings because of the taking of its furniture, or fixtures, and its leasehold improvements which have not become a part of the Building or Premises. It is understood and agreed that any amounts specifically awarded in any such taking for the damage to the business of Tenant, done on the Premises and awarded to it as a result of interference with the access to the Premises or for any other damage to said business and trade done at the Premises shall be the property of Tenant, provided said award does not reduce the award to Landlord.

21.3 It is understood and agreed that in the event of the termination of this Lease as provided under this paragraph, Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease and no right or claim to any part of the award made on account thereof.

Indemnification and Waiver of Certain Claims.

22.1 Tenant hereby agrees to indemnify and hold harmless Landlord, its subsidiaries, Directors, Officers, Agents, Attorneys and Employees from and against any and all damage, loss, liability, or expense including, but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss, or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by, or is in any way attributable to the use or occupancy of the Premises and adjacent areas by Tenant, the acts or omissions of Tenant, Tenant's Associates or any contractors brought onto the Premises by Tenant. Tenant agrees that the obligations assumed herein shall survive this Leases.

22.2 Landlord shall not be liable for any damage or injury including business interruption, either proximate or remote, occurring through or caused by the carelessness, negligence or improper conduct on the part of any co-tenant, or for any damage to person or property resulting from any condition of the Premises or other cause including, but not limited to damage occasioned by defective electric wiring, breaking or stoppage of plumbing or sewer, whether said breakage or stoppage resulted from freezing or otherwise. Tenant shall give Landlord prompt notice of any defects in the Premises.

Right of Entry.

23.1 Landlord may, upon reasonable prior notice to Tenant, exhibit the Premises to prospective tenants during the last twelve (12) months of the Term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the property and to others having a legitimate interest at any time. In the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or the Building, as may be necessary or desirable for the safety, protection, or the preservation of the Premises, of the Building and of the Landlord's possessive interest therein, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders, and requirements of governmental or other authority. Tenant, pursuant to this paragraph 23.1, hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, occupancy or quiet enjoyment of the Premises.

Surrender of Premises.

24.1 Tenant agrees to deliver, at the expiration of the Term hereof, or earlier termination, the Premises in good repair and in a state of broom cleanliness, subject to ordinary wear and tear.

Default by Tenant

25.1 The occurrence of any one or more of the following events shall constitute a breach of the Lease and default by Tenant;

25.2 Failure by Tenant to pay when due any payment of rent, taxes, or any other sum required to be paid by Tenant hereunder and such failure to pay continues for a period of three (3) days from the date that such sum became due and payable;

25.3 Vacation or abandonment of the Premises without the prior written consent of Landlord;

25.4 Failure of Tenant to perform any one or more of its covenants and agreements under this Lease within ten (10) days after written notice to Tenant specifying the duties or covenants Tenant has failed to perform; provided, however, that Tenant shall not be deemed to be in default under this paragraph if Tenant shall, within said ten-day period, commence the cure of such default and diligently prosecute the same to completion.

25.5 If Tenant or any guarantor of Tenant's obligations under this Lease shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent; or shall take the benefit of any relevant legislation that may be enforced for bankrupt or insolvent debtors; or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for statute, law, or regulation; or if any proceeding shall be taken by Tenant or any guarantor hereof under relevant bankruptcy act in force in any jurisdiction available to Tenant or any guarantor; or if Tenant or any guarantor hereof shall seek, consent, or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any guarantor of all or any substantial part of his properties or of the Premises, or shall make any general assignment for the benefit of creditors; or if petition shall be filed against Tenant or any guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation and shall remain undismissed for an aggregate of sixty (60) days; or if any trustee, receiver, or liquidator of Tenant or any guarantor hereof or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant or any guarantor and such appointment shall remain unvacated for an aggregate of sixty
(60) days.

Remedies to Landlord.

26.1 All rights and remedies of Landlord enumerated herein shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to other remedies in this Lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements, or conditions of this Lease.

26.2 Landlord shall have the right, as it's election, in the event of default by Tenant and upon giving prior written notice if required in paragraph 25.4 herein, to:

26.2.1 Institute suit against Tenant to collect each installment of rent or other sum as it becomes due or to enforce any obligation under this Lease;

26.2.2 Re-enter and take possession of the Premises and all personal property therein and remove Tenant and Tenant's Associates therefrom, and either (a) terminate this Lease and sue Tenant for damages or breach and default under the Lease; (b) or, without terminating the Lease, relet, assign, or sublet the Premises and personal property as the agent and for the account of Tenant in the name of Tenant or otherwise on such terms and conditions and for such rent as Landlord may deem best, and collect (i) the rent therefrom, provided Landlord shall, in no way, be responsible or liable for any failure to collect any rent due upon any such re-letting, end (ii) an amount equal to the then present value of the Base Rent and Additional Rent provided in this Lease for the remainder of the Term, less the present rental value of the Premises for the remainder of the Term. In so acting, Landlord shall not be deemed to have trespassed in any manner, nor shall Landlord's actions be construed to be a waiver or relinquishment of any of Landlord's rights or remedies. In this event, the rents received on any such re-letting shall be applied first to the expenses of reletting and collecting including, without limitation, all repossession costs, attorney's fees, court costs, brokers commissions, alteration casts, and expenses of preparing the Premises for re-letting, and thereafter for payment of rents and any other amounts payable by Tenant to Landlord. If the sum realized shall not be sufficient to pay such rents and other charges, Tenant agrees to pay Landlord within three (3) days after demand any such deficiency as It accrues.

26.3 In the event Landlord elects to re-enter or take possession of the Premises, Tenant agrees to quit and peaceably surrender the Premises to Landlord, and Landlord may enter upon and re-enter the Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and may have, hold, and enjoy the Premises and the right to receive all rental income of and from the same. No such re-entry and taking of possession by Landlord shall be construed as an election on Landlord's part to terminate or surrender this Lease, unless Landlord gives notice to Tenant specifically terminating the Lease or unless a written notice of such intention is served on Tenant, notwithstanding the service of Demand for the Payment of Rent and Possession. Landlord and Tenant expressly agree that the service of posting of such demand will not constitute an election on the part of the Landlord to terminate this Lease.

26.4 If Landlord elects to terminate this Lease in accordance with the provisions herein, Landlord shall be entitled to recover as damages attorneys' fees and costs, the cost of removing Tenant, all costs of refurbishing and repairing the Premises for re-letting, all sums due Landlord by Tenant.

Landlord's Right to Cure Tenant's Default

27.1 If Tenant shall default in the performance of any covenant or provision of this Lease to be performed on Tenant's part, Landlord may, after ten (10) days written notice to Tenant, or without notice if in Landlord's option an emergency exists, perform the same for the account and at the expense of Tenant. If Landlord shall incur any expense, including reasonable attorney's fees, in instituting, prosecuting, or defending any action of Tenant, Tenant shall reimburse Landlord for the amount of such expense with interest at the rate of eighteen percent (18%) per annum from the date of Landlord's advance or advances therefore. Should Tenant, pursuant to this Lease, become obligated to reimburse or otherwise pay Landlord one or more sums of money pursuant to this paragraph

27.1, the amount thereof shall be paid by Tenant to Landlord within three (3) days of Landlord's written demand thereof, and if Tenant fails to make such payment, such failure shall be deemed an event of default as set forth is paragraphs 25.1 through 25.5 hereof. The provisions hereof shall survive the termination of this Lease. The provisions hereof shall neither impose a duty on Landlord nor excuse any failure on Tenant's part to perform or observe any covenant or condition in this Lease to be performed or observed by Tenant.

Assignment and Sublease.

28.1 Tenant shall not voluntarily or by operation of law assign, license, transfer, mortgage or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, shall not sell or otherwise transfer more than 50% of either the capital stock of Tenant or the value of the assets of Tenant, and shall not sublet or license all or any part of the Premises, without the prior written consent of Landlord in each instance, and any attempted assignment, sale, transfer, mortgage, encumbrance or subletting without such consent shall be wholly void. If Landlord shall consent to a subletting, the difference, if any, between the Base Rent and Additional Rent as stated herein and the rent paid by the sub-lessee shall be paid to the Landlord monthly, in advance, during the remaining Term or options of the Lease. Without in any way limiting Landlord's right to refuse to give consent for any other reason or reasons, Landlord reserves the right to refuse to give such consent if in Landlord's sole discretion and opinion the quality of business operation of the Building is or may be in any way adversely affected during the Term of the Lease or the financial worth and credit worthiness of the proposed sub-lessee is less than that of Tenant executing this Lease.

28.2 No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the Base Rent and Additional Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any subletting, assignment, or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

Subordination, Estoppel Letter and Attainment.

29.1 This Lease is subject and subordinate to all mortgages or deeds of trust which now or hereafter may affect the Premises or the Building. Tenant shall execute and deliver upon demand of Landlord any and all instruments subordinating this Lease, in the manner requested by Landlord, to any new or existing mortgage or deed of trust. In the event that Tenant's interest is subordinated, said mortgagee shall agree that it shall not disturb Tenant's possession, provided that Tenant is not in default under the terms and conditions of this Lease. Further, Tenant shall at any time and from time to time, upon not less than three (3) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect and the dates to which rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such default, if any are claimed, acknowledging to any mortgagee that Tenant will not modify or amend this Lease without consent of such mortgagee, and certifying as to such other matters Landlord may reasonably request. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one (1) months rent has been paid in advance. In addition, Tenant agrees to provide such other information as Landlord may require from time to time. Further, upon request, Tenant will supply to Landlord a corporate or partnership resolution, as the case may be, certifying that the party signing said statement of Tenant is properly authorized to do so.

29.2 In the event that Landlord or its principal sells, conveys, transfers or grants the Building or the Premises to any person, firm, corporation, company, or entity during the term hereby demised, Tenant agrees to attorn to such new owner, and Landlord and its principal shall be released from performance hereunder.

Quiet Enjoyment.

30.1 So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall at all times during the Term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through Landlord.

Holding Over.

31.1 Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises or any part thereof after the expiration of the Term, such holding over shall be deemed to be tenancy from month-to-month at a monthly rental equal to two hundred percent (200%) of the monthly installment of Base Rent due under the terms of the Lease from the month next preceding the commencement of the holdover period, and Tenant shall remain liable for all other payments provided for hereunder, and such holding over shall be subject to all of the other terms and conditions of the Lease. In addition to rent, Tenant agrees to pay the Landlord for all damages, consequential as well as direct, sustained by Landlord resulting or arising from Tenant's possession. No such holding over shall be deemed to constitute a renewal or extension of the Term of the Lease.

Substitute Premises.

32.1 Landlord shall have the right at any time during the term hereof, upon giving Tenant no less than sIxty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building, designated by Landlord, of approximately the same size as the Premises and remove and place Tenant in such space (the "Substitute Premises"), with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant, including the cost of the physical move, relocating the phones, and a reasonable amount of new stationery and business cards. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants, and conditions shall remain in full force and effect and be deemed applicable to the Substitute Premises as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

Notices.

33.1 Any notice required or permitted hereunder or which any party elects to give shall be in writing and delivered either personally to the other party or the other party's authorized agent set forth below (or as changed by written notice), or by depositing such notice in the United States Certified Mail, Return Receipt Requested, postage fully prepaid, to the person at the address set forth below, or to such other address as either party may later designate in writing:

       Landlord:     Merham Partners, L.L.C.
                     12075 East 45th Avenue, Suite 200
                     Denver, Colorado 80239

       Tenant:       Webster Audio Products, Inc.
                     6535 South Dayton Street, Suite 3000
                     Greenwood Village, Colorado 80111

Definition of Landlord.

34.1 The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved, after the date of such transfer, of all liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this Lease, thereafter to be performed.

Waiver.

35.1 No waiver of any breach of any one of the agreements, terms, conditions, or covenants of this Lease by Landlord or Tenant shall be deemed to imply or constitute a waiver of any other agreement, term, condition, or covenant of this Lease. The failure of either party to insist on strict performance of any agreement, term, condition, or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or of the other thereafter to enforce any other default of such agreement, term, condition, or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement term, condition, or covenant of the Lease.

Successor.

36.1 Except as herein specifically set forth, all terms, conditions, and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, and assigns. The terms, conditions and covenants hereof shall also be considered to be covenants running with the land to the fullest extent permitted by law.

Corporate Resolution.

37.1 Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors, partners, managers or members, as the case may be, and agree to provide, concurrent with the Tenants execution of the Lease, to Landlord, a corporate resolution or similar document or opinion of counsel to that effect.

Enforcement of Lease Attorney's Fees.

38.1 Except as otherwise provided below, all disputes arising under this Lease shall be resolved by arbitration in the City and County of Denver, and judgment upon the award rendered may be entered in any court having jurisdiction thereof. Except as provided herein, the arbitration shall proceed in accordance with the laws of the State of Colorado: (a) Either party may request arbitration of any dispute by serving written demand for arbitration on the other party by registered or certified mail. The demand shall set forth a statement of the nature of the dispute, an estimate of the amount involved, if such an estimate is then feasible and a brief description of the remedies sought. No later than twenty (20) calendar days after a demand for arbitration is served, the parties shall jointly select and appoint a retired judge of the District Court of the City and County of Denver, or another person acceptable to both parties, to act as the arbitrator. If the parties do not agree on the selection of an arbitrator, the party seeking the arbitration shall apply to the District Court of the City and County of Denver for the appointment of an arbitrator. No later than ten (10) calendar days after the appointment of an arbitrator, the parties shall jointly prepare and submit to the arbitrator a set of rules for the arbitration. If the parties cannot agree on the rules for the arbitration, the arbitrator shall adopt the rules of the American Arbitration Association then in effect. No later than ten (10) calendar days after the arbitrator is appointed, the arbitrator shall schedule the arbitration for a hearing to commence on a mutually convenient date. The hearing shall commence no later that one hundred twenty (120) days after the arbitrator is appointed and shall continue from day to day until completed. The arbitrator shall issue his award no later than twenty (20) calendar days after the conclusion of the hearing. The arbitration shall be final and binding regardless of whether one of the parties fails or refuses to participate in the arbitration. The arbitrator is empowered to hear and determine all disputes between Landlord and Tenant, as well as any guarantor under this Lease, if applicable, concerning the subject matter of this Lease. Without limiting the generality of the foregoing, the arbitrator may award actual monetary damages, injunctive relief, and costs. Further, the arbitrator shall, as part of the arbitration decree, award to the substantially prevailing party all reasonable costs and expenses, including reasonable attorneys fees, expended or incurred by the substantially prevailing party in connection with the dispute giving rise to the arbitration proceeding; (b) if either party serves a proper demand for arbitration under this agreement, both parties may pursue discovery under the Colorado Rules of Civil Procedure, the provisions of which are incorporated herein by reference, with the following exceptions: (i) any party may conduct all discovery, including depositions for discovery purposes, with leave of the arbitrator~ and (ii) all discovery shall be completed no later than the Commencement Date of the arbitration hearing or one hundred twenty (120) calendar days after the date that a proper demand for arbitration is served, whichever occurs earlier, unless upon a showing of good cause, the arbitrator extends or shortens that period; (c) the arbitrator shall not have the power to amend this Lease in any respect; (d) Notwithstanding any provision to the contrary contained herein, the foregoing arbitration shall not apply to any forcible entry and detainer action or any other actions or proceedings to determine the party entitled to possession and occupancy of the Premises or any other portion of the Real Property, all of which actions shall be brought by appropriate action before a court with jurisdiction over same, nor shall same apply to any right of Landlord to recover possession of the Premises by means of self-help or other non-judicial remedy authorized by law upon the occurrence of an event of default under this Lease.

38.2 In the event that either Landlord or Tenant commences any action, aside from arbitration, for the enforcement of or arising out of a breach of the terms of this Lease, the then substantially prevailing party in such action shall be awarded, in addition to any other award made thereof, an amount to be fixed by the Court for court costs and reasonable attorney's fees.

38.3 Landlord and Tenant hereby waive (to the extent allowed by law) any and all rights to a trial by jury in lawsuits brought to enforce any provision of this Lease.

Invalidity of Particular Provisions.

39.1 if any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and legal, valid, and enforceable.

Miscellaneous.

40.1 Termination or mutual cancellation shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

40.2 If there are more than one entity or person which or who is Tenant under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several.

40.3 Notwithstanding anything to the contrary in this Lease, whenever the Lease provides for Landlord to consent or approve any action or documents, it is understood and agreed that such consent or approval shall be in the Landlords sole and absolute discretion, except where specifically provided that such consent or approval shall not be unreasonably withheld and shall be effective only if provided in writing, signed by an authorized agent of Landlord.

40.4 Submission of this instrument for examination or signature by Tenant does not constitute a reservation or an option for lease and is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

40.5 Tenant shall not use the name and/or mark of Merham Partners, L.L.C., Merham 1/2/3, Dayton Plaza, or other mark, name or logo belonging to Landlord, alone or in conjunction with any words or symbols as a trade name, corporate name, trade mark, service mark or otherwise, without the prior written agreement of Merham Partners, L.L.C., or it's successor-in-interest. Any use of such name in the designation of Tenant's business shall constitute a default under this Lease.

40.6 Landlord agrees to warrant and defend Tenant in the quite enjoyment and possession of the Premises during the Term of this Lease, so long as Tenant complies with the provisions hereof.

40.7 This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord if Landlord fails to perform it's obligations set forth herein; provided however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof, so long as notice is first given to Landlord and an opportunity granted to Landlord to correct such violation as provided in paragraph 40.4, below.

40.8 No act or thing done by Landlord or Landlord's agents during the Term hereof, including but not limited to any agreement to accept surrender of the Premises or to amend or modify this Lease shall be deemed to be binding on Landlord unless such act or thing shall be by a partner or officer of Landlord, as the case may be, or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord or Landlord's agents, employees or officers shall not operate as termination of this Lease or a surrender of the Premises. No payment by Tenant of a lesser amount that the monthly rent and all other amounts owing as herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent or other amounts. Nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

40.9 In the event of an alleged default on the part of Landlord hereunder, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. In no event will Landlord be responsible for any consequential damages incurred by Tenant as a result of any default, including but not limited to lost profits or interruption of business as a result of any alleged default by Landlord hereunder.

40.10 Landlord shall have the right at any time to change to name of the Building, to increase the size of the Building and/or common areas. In any event, such additional buildings are constructed of Landlord increases the size of the Building and/or common areas, Landlord and Tenant shall execute an amendment to the Lease which incorporates such modifications, additions and adjustments to Tenant's Pro Rata Share, if necessary.

40.11 Tenant covenants and agrees that no diminution of light, air or view by any structure that may hereafter be erected shall entitle Tenant to any reduction of rent or other changes under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

40.12 Tenant agrees that for the purposes of completing or making repairs or alterations in any part of the Building, Landlord may use one or more of the street entrances, halls, passageways and elevators of the Building.

40.13 Tenant shall pay all sales and use taxes imposed as a result of Tenant's business conducted on the Premises an all personal property taxes assessed against personal property of Tenant situated therein during the Term hereof.

Paragraph Headings.

41.1 The caption of each paragraph is added as a matter of convenience only and shall be considered of no effect in the construction or meaning of any provision or provisions of this Lease.

Governing Law.

42.1 This Lease shall be deemed to have been made and shall be construed in accordance with the laws of the State of Colorado.

Time.

43.1 Time is of the essence hereof.

Recording of Lease.

44.1 Tenant shall not record this Lease or any memorandum of this Lease. Any attempt to record this Lease or any memorandum of this Lease shall be an event of default (subject to no grace period or notice) and shall entitle Landlord to pursue any and all remedies available as a result thereof.

Exculpation.

45.1 Not withstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited strictly to its interest in the Building.

Brokers.

46.1 Daniel Bruce Strong shall hereinafter be referred to as ("Broker of Record").

46.2 As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that no broker or agent negotiated or was instrumental in the negotiation or consummation of this Lease except the Broker of Record, and Tenant agrees to indemnify Landlord against any loss, expense, cost or liability incurred by Landlord as a result of a claim by any broker or finder claiming through Tenant.

Entire Agreement.

47.1 Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties by Landlord, its agents or employees, except such as are expressed herein and no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto, in the same manner as the execution of this Lease.

48.1    Exhibits.

        Exhibit A - Legal Description, Building and Premises
        Exhibit B - Rules and Regulations
        Exhibit C - Additional Provisions
        Exhibit D - Tenant Finish Allowance
        Exhibit E - Plans and Specifications

In witness whereof, the Parties hereto execute this Lease the day and year first above written.

LANDLORD:

MERHAM PARTNERS, L.L.C.

By:  /s/  Daniel Bruce Strong
     ---------------------------------
     Daniel Bruce Strong
     Title:  Vice President


TENANT:

WEBSTER AUDIO PRODUCTS, INC.

By:  /s/  John W. Sutton
     ---------------------------------
     John W. Sutton
     Title:  Principal


ATTEST:

/s/  Denise Sutton
--------------------------------------

--------------------------------------

--------------------------------------

                                   EXHIBIT A

                    Legal Description, Building and Premises

6535 - A portion of Tract A and Tract C, DAYTON PLAZA situated in the Southwest quarter of Section 22, Township 5 South, Range 67 West of the 6th principal Meridian, Arapahoe County, State of Colorado.



                               [GRAPHIC OMITTED]

                                    EXHIBIT B

                              Rules and Regulations

It is further agreed that the following Rules and Regulations shall be and are hereby made a part of this Lease and Tenant agrees that Tenant and it's agents, servants, employees, invitees, licenses, visitors and/or any other persons entering the Building under the express or implied invitation of Tenant or any others permitted by Tenant to occupy or enter the Building and Premises (collectively referred to herein as "Tenant's Associates"), will at all times abide by said Rules and Regulations, to wit:

1. Landlord reserves the right to refuse admittance to the Building at any time other than between the hours of 7:00 a.m. to 7:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. Saturday to any person not producing both a key to the Leased Premises and/or a pass issued by Landlord. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

2. For the purpose of providing utilities and services, the Building hours of operation are from 7:00 a.m. to 7:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. Saturday, except legal holidays.

3. Landlord will furnish to each Tenant two (2) keys to each entry door lock to the Premises and the toilet rooms, if locked by Landlord and two (2) Building keys. Tenant and Tenant's Associates shall not have any duplicate keys made. Landlord may make a reasonable charge for any additional keys and/or access cards requested by Tenant. Tenant shall not alter any lock and no locksmith services may be performed or new or additional locks or bolts installed on any door, without the prior written consent of Landlord. If a lock alteration or installment is made, the new lock must accept the master key for the Building or Tenant must provide Landlord with duplicate pass keys for all such locks and bolts. Tenant, upon the expiration or termination of its Lease, shall deliver to Landlord all keys and access cards in Tenant's possession, for all locks and bolts to the Building and Premises.

4. Tenant shall insure that all entry doors of the Premises are closed and locked and observe strict care and caution that all water faucets and apparatus are entirely shut off before Tenant or Tenant's Associates leave the Building. All electricity shall likewise be shut off, except that which services such equipment which Tenant, in it's reasonable discretion, determines must remain in operation in the absence of Tenant. All expenses, damages or injuries resulting from the violation of this rule shall be born by the Tenant who, or whose Tenant's Associates are found to be negligent under this rule.

5. The sidewalks, entries, corridors, stairways, and elevators of the Building and/or Common Areas shall be kept clear of debris and trash and not be obstructed by Tenant or Tenant's Associates, or used for storage or any purpose other than ingress and egress to and from the Premises, it being understood and agreed that such access may be obtained only via the elevators, if applicable, in the lobby of the Building. No furniture shall be placed in, on, or about the exterior or common areas of the Building or in any lobby or corridor or used for storage or as a waiting or lounging place by Tenant or Tenant's Associates, without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted items, without notice to Tenant, at the expense of Tenant.

6. The landscaped grounds and common areas adjacent to the Building shall be used for the enjoyment of Tenant and Tenant's Associates without restriction, so long as such parties conduct themselves in a manner so as not to disturb, destroy, or litter said grounds and common areas. All parties using the grounds and common areas shall comply with all laws and ordinances of federal, state and local authorities and these Rules and Regulations.

7. Furniture, equipment, or supplies will be moved in or out of the Building only upon the elevator, if applicable, designated by Landlord, and then only during such hours and in such manner as may be prescribed by Landlord. The Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilties and elevator, if applicable, designated by Landlord. All damage done to the Building or it's equipment by Tenant or it's jobbers during the delivery or removal of such items, or by reason of their presence in the Building, shall be paid for upon demand, to the Landlord, by the Tenant, through or under whom the damage was done. There shall not be used in any space or in the common halls of the Building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand-trucks, except those equipped with rubber tires.

8. No safe or article, the weight of which may in the opinion of Landlord, constitute a hazard or damage to the Building or it's equipment, shall be moved into the Premises. Safes or other equipment, the weight of which is not excessive, shall be moved into, from, or about the Building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the Premises.

9. Tenant shall not do or permit anything to be done in the Premises or bring or keep anything therein which would in any way increase the rate of hazard or liability insurance on the Building or on personal property kept therein, constitute a nuisance or waste, obstruct or interfere with the rights of other tenants or in any way injure or annoy other tenants, or conflict with the laws relating to fire safety or with any regulations of the fire department, fire insurance underwriters or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the department of health in the jurisdiction where the Building is located.

10. Tenant shall not use any portion of the Premises for the storage of merchandise for sale to the general public, or for the selling or display of any goods, items or merchandise, either at wholesale or retail.

11. Canvassing, soliciting, peddling, distribution of hand bills or other written material in or about the Building and Common Areas is prohibited. Tenant shall cooperate with Landlord in prevention and elimination of same.

12. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning or taking care of the Premises without the prior written consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage done to Tenant's furniture or equipment by the janitor or any of the janitor's staff, or by any other person or persons whomsoever. The janitor of the Building may at all times keep a passkey and other agents of Landlord shall at all time be allowed admittance to the Premises. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. In the event Tenant must dispose of crates, boxes, etc., which will not fit into office waste paper baskets, it will be the responsibility of Tenant, at Tenant's expense, to dispose of same. No trash may be placed in the common areas of the Building.

13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for those for which they were constructed or intended. No clogging objects or damaging substances and no sweepings, rubbish, chemicals or other inappropriate or unsuitable substances or objects shall be thrown, placed or disposed of therein. Water shall not be wasted by tying back or wedging the faucets in any other manner. All costs of any flooding damages, breakage or stoppage resulting from the violation of this rule shall be born by the Tenant who, or who's Tenant's Associates are found to be negligent under this rule.

14. Tenant and Tenant's Associates shall not disturb other tenants of the Building, Premises or adjoining buildings by the use of any radio, sound equipment, or musical instrument or by the making of loud or improper noises. Tenant shall not permit the operation of any musical or sound producing instruments or devices which may be heard outside the Premises, Building or parking facility, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

15. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon. cut or drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building. Any defacement, damage or injury caused by Tenant or Tenant's Associates, shall be paid for by Tenant.

16. No sign, advertisement, or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord in writing, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A directory in a conspicuous place, with names of tenants, not to exceed one (1) name per one thousand (1,000) rentable square feet of space contained in the respective premises, will be provided by Landlord. Any revision in the directory will be made by Landlord at Tenant's expense within a reasonable time after notice from Tenant, in writing, of the specifications of the revision. Landlord shall have the right to remove all non- permitted signs, without notice to Tenant, at the expense of Tenant.

17. Tenant shall not allow anything to be placed on the outside of the Building nor shall anything be thrown by Tenant or Tenant's Associates out of the windows or doors, or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. Tenant, except in case of fire or other emergency, shall not open any outside window.

18. No window shades, blinds, screens, draperies, or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies, and linings or blinds at all windows and hallways. The walls, partitions, skylight, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed by Tenant.

19. Tenant and Tenant's Associates shall not go upon the roof of the Building, install any radio or television antennae or any other device or item on the roof, exterior walls, windows or window sills of the Building, place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building.

20. No signaling, telegraphic, or telephonic instruments or devices, or other wires, instruments or devices, other than phone outlets normally provided by Landlord as part of the Lease, shall be installed in connection with any Premises without the prior written approval of Landlord. If Tenant desires telegraphic, telephonic or other electrical connections, Landlord or it's agents will direct the electricians as to where and how wiring may be introduced, without such directions, no boring or cutting of wires will be permitted. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of Tenant and under the control and direction of Landlord. Landlord retains in all cases the right to require (a) installation and use of such electrical protection devices that prevent the transmission of excessive currents of electricity into or through the Building, (b) the changing of wires and of their installation and arrangements underground or otherwise as Landlord may direct, and (c) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the distribution boards, chases and junction boxes and elsewhere In the Building as directed by Landlord, with the suite number of the Premises to which said wires lead, the purpose for which said wires are used, and the name of the company operating same. Tenant shall pay all engineering, consulting and design costs incurred by Landlord, attributable to Tenant's requested alterations and shall pay to obtain all necessary govenmental permits and certificates required for any alterations to which Landlord has consented and shall cause all such alterations to be completed in compliance therewith and with all applicable requirements of Landlord's insurance carrier. Landlords consent to or approval of any alterations shall create no responsibility on the part of the Landlord for their design, sufficiency or compliance with any laws, rule or regulations of govenmental agencies or authorities.

21. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises. Tenant shall not store or use oil, gas and inflammable or explosive liquids, gases or substances for heating, lighting, or any other purpose expressly prohibited. Explosives, articles or substances deemed hazardous or offensively odoriferous, shall not be brought into the Building. The term ("Hazardous Substances") shall mean: (a) Hazardous Substances as defined in the 'Comprehensive Environmental Response, Compensation and Liability Act', as from time to time amended, (b) or, 'PCBs" as defined in 40 C.F.R. 761, et. seq. and 'TCDD' as defined in 40 C.F.R. 775, et. seq., or, in either case, analogous regulations promulgated under the 'Toxic Substances Control Act', from time to time amended, (c) 'asbestos' as defined in 29 C.F.R. 1910.1001', et. seq., or analogous regulations promulgated under the 'Occupational Health and Safety Act of 1970', as from time to time amended, (d) oil and petroleum based products; (e) 'hazardous wastes' as defined in 'Resource Conservation and Recovery Act', as from time to time amended; and (f) any other substances identified as hazardous or toxic or otherwise regulated under any of said statutes or regulations or under any other federal, state or local laws or regulations. Tenant covenants with Landlord to generate and store hazardous substances (as defined above) at the Premises only in amounts as are incident to and necessary for the normal operation of Tenant's business as permitted by this Lease, to comply with all obligations imposed by applicable law upon the generation, storage and disposal of hazardous substances, to prohibit any generation, storage or disposal of hazardous substances at the Premises except as permitted above, to deliver promptly to Landlord true and complete copies of all notices received by Tenant from any governmental authority with respect to the generation, storage or disposal by Tenant of hazardous substances, to notify Landlord of any spills or accidents involving a hazardous substance and to permit reasonable entry onto the Premises by Landlord for verification of Tenant's compliance with this covenant. Tenant also agrees to indemnify and defend Landlord with legal counsel (reasonably acceptable to Landlord) from and against any costs, fees or expenses (including, without limitation, clean-up expenses, third party claims and environmental impairment expenses and reasonable attorneys' fees and expenses) incurred by Landlord in connection with Tenant's generation, storage or disposal of hazardous substances. This Indemnification by Tenant shall survive termination or expiration of this Lease.

22. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, Legal Holidays, or outside of regular working hours, Tenant shall pay for the extra cost thereof.

23. During the entire Term of this Lease, Tenant shall, at Tenant's expense, install and maintain under each and every caster chair, a chair pad to protect the carpeting.

24. Smoking is not permitted in the Building, at its entrances, doorways or grounds except in areas designated by Landlord, if any.

25. No cooking shall be done or permitted by Tenant on Premises, except that the use by any Tenant of Underwriters Laboratory approved equipment, for brewing coffee, tea and similar beverages for the use of by Tenant and of similarly approved microwave ovens shall be permitted, provided that such cooking produces no offensive odors, in the sole determination of Landlord.

26. Premises shall not be used for lodging or for any improper, objectionable or immoral purpose.

27. No animals shall be allowed in the Building, Premises or Buildings common areas.

28. Should Premises or Building become infested with vermin, as a result of Tenant's activities, Tenant, at its sole cost and expense, shall cause the Premises and/or Building to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators as shall be approved by Landlord.

29. Tenant shall at all times comply with all Building security and life safety procedures as may from time to time be implemented by Landlord.

30. In Premises' containing HVAC closets, as may be indicated on Exhibit A, said closets shall be kept empty of Tenant's personal property and of any and all items whatsoever. Tenant agrees to cooperate fully to this end and in so doing shall; (a) agree that an easement is created on the Premises for the purpose of HVAC maintenance access to. in and around said HVAC closets, (b) and assent to Landlords right to lock said HVAC closets to the exclusion of Tenant.

31. Bicycles motorcycles or other vehicles shall not be permitted in the Building, Premises or Building elevators and common areas, nor shall an obstruction of sidewalks or entrances of the Building be permitted. Bicycles motorcycles or vehicles other than automobiles shall be permitted to park only in areas designated by Landlord

32. Parking is provided for the non-exclusive use of tenants. Parking is not allowed in covered parking areas or any areas specifically designated or leased for the exclusive use of others. Only passenger vehicles are allowed In or on Building's parking areas. No trucks or equipment are allowed to park. No ovenight or extended parking is allowed without the written permission of the Landlord. Tenant agrees not to overburden the parking facilities and agrees that Landlord in it's sole discretion shall determine whether parking facilities are becoming overburdened and, in such event, reserves the right to allocate specific parking spaces among tenants or to take any other steps necessary to correct such condition. Landlord reserves the right to police the parking areas and have vehicles towed at their owners expense. Landlord shall be entitled to charge the portion of the costs associated with reconfiguring the Building's parking areas to any tenant or tenants which Landlord shall reasonably determine to be overburdening the Building's parking areas, by failure of tenant and to use the parking in compliance with the Lease end these Rules and Regulations. Landlord may, at it's discretion, change the location and nature of the reserved and non-reserved parking spaces available to tenants.

33. Tenant shall give Landlord prompt notice of all accidents to, or defects in, HVAC equipment, plumbing, electrical facilities, or any part or appurtenances of the Building or Premises, or common areas.

34. Landlord reserves the right to make reasonable amendments, modifications, additions and deletions to the Rules and Regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's sole judgment may from time to time be needed for the safety, care, cleanliness, and the preservation of good order of the Building Premises and Common Areas. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any rules and regulations herein set forth or any amendments modifications, or additions thereto, Landlord shall have all remedies in this Lease provided for in the event of default by Tenant.

                                    EXHIBIT C


                              Additional Provisions



1. Pursuant to paragraph 12.1 of the Lease and paragraph 2. of Exhibit B, Landlord shall furnish electrical services, elevator service, adequate water and HVAC to the Premises, twenty four (24) hours a day, seven (7) days a week.

2. Provided Tenant is not in default of the terms and conditions of this Lease, during the first eighteen (18) months of the Term, Tenant shall have the first right of refusal on 6535 South Dayton Street, Suites 3050 and 3550, Greenwood Village Colorado 80111, subject to the same terms and condItions that a third party is prepared to lease said suites. Tenant shall have three (3) calendar days from Landlord's written notice to Tenant to accept such terms, in writing.

                                   EXHIBIT D

                             Tenant Finish Allowance


1. Landlord and Tenant agree that the Premises shall be initially improved and/or finished substantially in accordance with Exhibit E attached hereto and the work to be completed shall be referred to herein as (the "Tenant Finish"). The work and materials specifically identified on Exhibit E (the 'Standard Tenant Finish') shall be at Landlord's cost and expense. All work and materials required to complete Tenant Finish not specifically identified on said Exhibit E shall be at Tenant's sole cost and expense, and shall be referred to herein as (the "Above Standard Tenant Finish"). The approved space plan for the Premises is set forth on said Exhibit E. Landlord shall be responsible for performance of all tenant finish work, and shall promptly cause the contractor to commence and proceed with due diligence to complete the shell and core of the Building (if applicable) and the Tenant Finish substantially in accordance with Exhibit E, subject to delays arising as a result of circumstances beyond the control of Landlord or Landlord's contractor, and to deliver possession of the Premises to Tenant, ready for occupancy, pursuant to paragraphs 8.1 and 9.2. If Tenant modifies, alters or makes any modifications or changes to such space plan and/or construction documents, all costs and expenses arising as a result thereof shall be Tenant's responsibility and shall be paid promptly by Tenant upon receipt of billing therefor. Landlord and Tenant acknowledge that the approved space plan and approved Tenant Finish schedule for the Premises has been reviewed and approved by Tenant.

2. All costs for Tenant Finish in excess of Standard Tenant Finish shall be promptly paid to Landlord by Tenant from time to time as work on Tenant Finish progresses, upon Tenant's receipt of a written invoice therefore accompanied by a statement from Landlord supporting said charges. All construction work shall be performed in a good and workmanlike manner, in compliance with all applicable laws, rules and regulations. If Tenant fails to pay the amount payable to Landlord in accordance with any invoice within ten (10) days after Landlord provides such invoice, together with Landlord's statement supporting said charges to Tenant, Landlord immediately shall have the right, without further notice, (a) to order Landlord's contractor to cease any and all further work until such time as Tenant has provided Landlord with payment in full for all amounts due and payable for the Tenant Finish, together with such security for any and all future Tenant Finish payments as Landlord may require; and (b) to pursue any and all other rights and remedies available to Landlord under this Lease or applicable law arising upon the occurrence of an event of default. Further, if Tenant fails to make any required payment as previously referenced in a timely manner, Tenant shall be responsible for any costs, expenses, losses and liabilities incurred by Landlord as a result thereof, including without limitation any damages or other amounts payable to Landlord's contractor arising as a result of the failure to provide such payment If any such amount is paid by Landlord, Tenant shall promptly reimburse Landlord for such payment promptly upon Landlord's demand therefore, and Landlord may, without notice or demand, reimburse itself from Tenant's security deposit in the amount of such payment.


3. The term ("Ready for Occupancy") as used herein, is defined to mean substantial completion of the Tenant Finish to be completed by Landlord pursuant to the final plans and specifications therefor. The determination of when the Premises are, Ready for Occupancy, shall be evidenced by a certificate of the architect or other representative of Landlord, In charge of supervising completion of the Premises and/or issuance of a temporary or permanent certificate of occupancy, or equivalent, by appropriate governmental officials for the Premises. The Term shall commence on the actual date on which the Premises are ready for occupancy, as determined in accordance with the provisions above. It is anticipated that the Commencement Date will occur on or about November 1, 1998, (the 'Estimated Completion Date'). Landlord shall have no responsibility or liability if the Commencement Date is later than the Estimated Completion Date and the postponement of the Commencement Date and the commencement of Tenant's obligation to pay rent hereunder shall be in full settlement of all claims which Tenant may otherwise have by reason of said Premises not being Ready for Occupancy. If as a result of such delay the Commencement Date would otherwise occur on a day other than on the first day of the month, the Commencement Date, and the beginning of the Term shall be further delayed until the first day of the following month, but Tenant shall pay proportionate rent at the same monthly rate set forth herein, in advance for such partial month. In this event, the expiration of the Term hereof shall also be extended so that the Term will continue for the full period set forth in Paragraph 2.1 hereof. If the Premises are not Ready for Occupancy on the Estimated completion Date, or such later date as contemplated herein, as a result of delays which are the fault of Tenant, including but not limited to delays in Tenant submittal of the preliminary space plan for the Premises, Tenant approval of the final plans and specifications and cost estimates for the Tenant Finish, Tenant failure to make any required payment to Landlord or Tenant selection of Tenant Finish Items with long-lead delivery times (Landlord agrees to notify Tenant of any such long-lead items of which Landlord has actual knowledge) (herein "Tenant Delays"), then, the Commencement Date shall be the date the Premises would have been Ready for Occupancy but for the Tenant delays as reasonably determined by Landlord's architect, and the Term and all of Tenant's obligations hereunder will be measured from said date.

                                    EXHIBIT E


                            Plans and Specifications

Landlord shall provide the Standard Tenant Finish, listed below and illustrated on subsequent pages of this Exhibit, pursuant to Exhibit !3.

1. Landlord to construct two (2) 36" X 48" double pane windows, per sketch details, attached; a. in the south wall of the middle production studio and
     b. In the west wall of the south east corner production studio.

2. Landlord to construct a wall and a building standard six-panel door at this location in the manner indicated.

3. Landlord to install a building standard, six-panel door at this location, in the manner indicated.

4.   Landlord to shampoo carpet.

5. Landlord to paint standard finish after Tenant has completed its various technical Installations and then only to the extent of exposed building standard walls and before Tenant has occupied the Premises.



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